Exhibit 10.1

Date: 20 December 2019

日期: 2019年12月20日

ATIF Limited

and

Sinofortune Financial Holdings (BVI) Limited

________________________________________________________

Agreement for Sale and Purchase in respect of shares

and subordinated loan of

股份及次級貸款買賣協議

Sinofortune Securities Limited

_________________________________________________________

THIS AGREEMENT is made on 20 December 2019

本協議由以下雙方於2019年12月20日簽訂:-

(1)	ATIF Limited, a private limited company incorporated in Hong Kong, with its business address at Suites 1903-04, 19/F, AXA Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon, Hong Kong (the “Purchaser”); and

亞洲時代國際金融有限公司, 一家在香港設立的有限公司，其營業地址為香港九龍觀塘巧明街100號城東誌安盛金融大樓19樓03-04室（"買方 "）; 和

(2)	Sinofortune Financial Holdings (BVI) Limited, a private limited company incorporated in the British Virgin Islands, with the registered office address of Pasea Estate, Road Town, Tortola, British Virgin Islands (the “Vendor”).

Sinofortune Financial Holdings (BVI) Limited, 一家在英屬處女島成立的有限公司，其註冊辦事處地址為Pasea Estate, Road Town, Tortola, British Virgin Islands（"賣方"）。

WHEREAS :-

鉴于

(A)	Sinofortune Securities Limited, is a limited company incorporated in the Hong Kong Special Administrative Region of the People’s Republic of China, and having its registered office at 16/F, CMA Building, 64-66 Connaught Road Central, Hong Kong (the “Company” or “Sinofortune”), the particular of which are set out in Schedule 1 of this Agreement. Sinofortune is licensed by the Securities and Futures Commission (the “SFC”), with its SFC Central Entity Number of AHH123. Sinofortune holds valid licence to carry on Type 1 (Dealing in Securities), Type 2 (Dealing in Futures) and Type 4 (Advising on Securities) regulated activities (the “SFC Licenses”). A copy of the SFC Licence is exhibited in Schedule 2 of this Agreement. The Net Asset Value of Sinofortune is approximately HK$9,600,000 as at 31 October 2019.

華億證券有限公司 , 一家在香港註冊成立的有限公司, 其註冊地址為香港中環干諾道中64-66 號廠商會大廈16樓 (" 公司 "或 " 華億 "), 詳情請參閱附表1。 華億由證券及期貨事務監察委員會（"證監會"）發予牌照，證監會中央實體號碼為AHH123。 華億持有有效的证监会第 1类(证券交易)、第 2类(期貨合約交易) 及第 4类(就证券提供意见)牌照（"证监会牌照"）。证监会牌照的副本列于本协议附表2。華億的淨資產值於 2019年 10 月 31 日約為港元$9,600,000 。

(B)	The Vendor holds 67,000,000 ordinary shares of the Company, representing 100% of the entire issued shares of the Company.

賣方持有公司 67,000,000 的普通股股份，即代表100% 公司已發行的股份。

(C)	The Vendor is a wholly-owned subsidiary of Sinofortune Financial Holdings Limited (“Listco”), a public limited company incorporated in the Cayman Islands whose shares are listed on GEM operated by The Stock Exchange of Hong Kong Limited with stock code: 8123.

賣方是華億金控集團有限公司（"上市公司"）的全資子公司，上市公司是一家在開曼群島註冊的上市公司，其股票在香港交易所的創業板上市，股票代碼為：8123。

(D)	As at the date of this Agreement, Listco has advanced a loan of HK$10,000,000 to the Company by way of subordinated loan under the Subordinated Loan Agreement (as defined below) which was approved by the SFC.

截至本協議簽訂日，上市公司已根據證監會批准的次級貸款協議（定義如下）向公司借出了10,000,000港元的貸款。

(E)	Vendor agreed to sell the Sale Shares (as defined below) and to procure the Listco to transfer and assign the Subordinated Loan (as defined below), the Purchaser has agreed to purchase the Sale Shares (as defined below) registered in the name of and beneficially owned by the Vendor and the Subordinated Loan (as defined below) from the Listco subject to the terms and conditions set out below.

根據本協議的條款與條件，賣方有意向買方出售標的股份（定義如下）及促使上市公司轉讓次级貸款（定義如下）, 買方有意向賣方收購賣方合法持有及註册在其名下的標的股份（定義如下）及上市公司次級貸款（定義如下）。

IT IS HEREBY AGREED as follows:

雙方達成協議如下:

1.	DEFINITIONS AND INTERPRETATION

定義和釋義

In this Agreement (including recital), unless otherwise expressed or required by the context, the following words and expressions shall have the following meanings:

在本協議內 (包括前言)，除上下文義另有所指外，下列詞語具有下列含義:-

“Assignment” “轉讓契約”

means the deed of assignment for Listco to assign the rights and benefits under the Subordinated Loan Agreement and the title of the Subordinated Loan and all accrued interest thereon to the Purchaser and for the Purchaser to undertake to subrogate the position of the Listco and assume and perform all obligations under the Subordinated Loan Agreement at Completion, which shall be in substantially the form as that exhibited in Schedule 4;

指上市公司根據《次級貸款協議》和次級貸款的擁有權及其所有應計利息轉讓給買方的轉讓契約，以及買方承諾承擔並履行上市公司完成次級貸款協議下的所有義務，轉讓契據應與附表4 中形式相同;

“2018 Audited Accounts” “2018審計帳目”

means the audited statement of financial position and statement of profit and loss and other comprehensive incomes of the Company for the year ended 31 December 2018, a copy of which is exhibited in Schedule 3 of this Agreement;

指公司年度至2018年12月31日, 經審計的合併資產負債表和損益表; 副本列于本协议附表3;

“Audited Completion Accounts” “審計成交帳目”

means the audited statement of financial position and statement of profit and loss and other comprehensive incomes of the Company for the period from 1 January 2020 to the Completion Date;

指公司2020年1月1日至成交日,經審計的合併資產負債表和損益表;

“Board” “董事會”	means the board of directors of the Company; 指公司的董事會；
“Business Day” “工作天”

means a day (other than Saturday or a Sunday and any day on which a typical cyclone warning no.8 or above or a “black” rainstorm warning signal is hoisted or remains hoisted or in effect between 9:00 a.m. and 12:00 noon and is not lowered or discontinued at or before 12:00 noon) on which licensed banks are generally open for business in Hong Kong;

指香港銀行一般營業的日子 (星期六、星期日、香港公眾假期或在香港時間早上九時至下午五時懸掛並持續懸掛八號或以上的熱帶強風警告或黑色暴風雨警告之日除外)；

“Completion” “成交”	means completion of the sale and purchase of the Sale Shares and the Subordinated Loan as specified in Clause 5; 指根據第5條條款所指完成標的股份的買賣；
“Completion Accounts” “成交帳目”

means the unaudited balance sheet and profit and loss account of the Company, and the unaudited consolidated balance sheet and profit and loss account of the Company, covering the period from 1 January 2020 to the business day prior to the Completion Date, certified by a director of the Company;

指公司從2020年1月1日至成交日前的1個工作日, 未經審計的資產負債表和損益表, 及未經審計的合併資產負債表和損益表 (由公司董事認證);

“Completion Date” “成交日”

means the date to be agreed by the Parties, of which shall be a means a day that is within fifteen (15) Business Days from the date the Purchaser received the written approval from SFC regarding change of substantial shareholder, or such other date to be agreed by the Parties in writing;

指自買方收到證監會就大股東變更獲得書面批准之日起計15個工作日內的一天，或由雙方書面同意的其他日期;

“Condition(s) Precedent” “先決條件”	means the condition(s) for Completion as set out in Clause 4; 指成交的先決條件，詳見本協議第4條;
“Consideration” “交易對價”	means the sum payable by the Purchaser to Vendor for Sale Shares and the Subordinated Loan as set out in Clause 3.1; 指由買方應向賣方支付收購標的股份的款項，詳見本協議第3.1條;

“Encumbrances” “權利負擔”

means any claim, third-party interest, mortgage, charge, pledge, lien, share purchase option, pre-purchase right, priority trade-off, equity right, any property rights, priority or any type of mortgage interest, and any agreement or obligation that creates or grants such rights;

指任何索賠、第三者權益、按揭、押記、質押、留置權、購股選擇權、優先購買權、優先取捨權、衡平法權利、任何產權負擔、優先權或任何類別的抵押權益，及任何產生或授予上述權利負擔的協議或義務；

“GEM” “創業板”	means GEM operated by The Stock Exchange of Hong Kong Limited; 指由香港交易所的創業板;
“GEM Listing Rules” “創業板規則”	means the Rules Governing the Listing of Securities on GEM; 指創業板的上市規則;
“Hong Kong” “香港”	the Hong Kong Special Administrative Region of the People’s Republic of China; 指中國香港特別行政區；
“Listco” “上市公司”

means Sinofortune Financial Holdings Limited, a public limited company incorporated in the Cayman Islands whose shares are listed on GEM operated by The Stock Exchange of Hong Kong Limited with stock code: 8123;

指在開曼群島註冊的上市公司華億金控集團有限公司, 其股票在香港聯合交易所有限公司經營的創業板上市，股票代碼：8123;

“Material Adverse Change” “重大不利變動”

any event, change, occurrence or condition which has had, or would reasonably expect to have, a material adverse effect on the business, circumstances (financial and others), operation and assets of the Company and for the avoidance of doubt the occurrence of any social or political event or unrest or any downturn of the general economy of Hong Kong, the PRC, Asia or the world shall not be considered as Material Adverse Change ;

指任何已經發生，或合理預計將會發生的任何事情、改變或情況而該等事情、改變或情況對公司的業務、情況（財務或其他）、經營及資產有重大不利的影響及為免疑慮, 香港、中國、亞洲或世界發生任何社會或政治事件或動亂，或一般經濟出現任何衰退，則不被視為重大不利變動；

“NAV” “淨資產值”

shall be equivalent to the amount of the total equity of the Company and the principal of the Subordinated Loan at the date of Completion, of which shall be approximately HK$9,600,000 at the Completion Date, and shall not exceed HK$9,700,000;

於成交日公司的100%;淨資產值( 約HK$9,600,000), 而不得超過HK$9,700,000;

“Parties” “各方”	means the Purchaser and the Vendor, and each a “Party”; 買方及賣方分別稱為"一方"，統稱為"雙方")
“Responsible Officer(s)” “负责人员”	responsible officer(s) of a licensed corporation as stipulated under the SFO; 指根據證券條例規定的持牌負責人員;
“Sale Shares” “標的股份”	means 67,000,000 shares, representing 100% of the total issued shares of the Company; 指 67,000,000股公司的股份， 即公司已發行的100%股份；
“Shareholder” “股東”	shareholder of the Company; 公司的股東;
“SFC” “證監會”	the Securities and Futures Commission of Hong Kong; 指香港證券及期貨事務監察委員會；
“SFO” “證券條例”	the Securities and Futures Ordinance, Chapter 571 of the Laws of Hong Kong; 指證券及期貨條例（第571章）；
“Subordinated Loan” “次級貸款”	means the interest bearing subordinated loan in the sum of HK$10,000,000 advanced by Listco to the Company pursuant to the Subordinated Loan Agreement; 指按次級貸款協議項下由上市公司借予公司款項為HK$10,000,000 包含利息的次級貸款;
“Subordinated Loan Agreement” “次級貸款協議”	means the agreement for revolving subordinated loan dated 26 August 2011 entered amongst Listco, the Company and SFC that was extended to 25 August 2021; 指2011年8月26日上市公司、公司和證監會簽訂及延長至2021年8月25日的次級貸款協議;
“Warranties” “保證”	the representations and warranties given or made by the Vendor, as set out in Clause 7 of this Agreement). 指賣方向買方作出的陳述及保證，詳見本協議第7條。

1.1.	Words importing the singular shall, where the context permits, include the plural and vice versa and words importing gender or neuter include both gender and neuter;

在上下文允許的情況下，單數形式的詞應包括複數詞，反之亦然；表示性別或中性的詞同時包括性別和中性之意；

1.2.	The expression “person” shall include any firm, partnership, association of persons and body corporate and any such persons acting jointly and the personal representatives or successors in title of any such person;

“人士”一詞應包括任何公司、合夥企業、社會團體、法人團體，共同行事的任何此類人士，以及任何該等人士的個人代表或名義繼任人；

1.3.	Headings are for convenience only and shall not affect the construction of this Agreement; and

標題僅供方便參考; 及

2.	SALE AND PURCHASE OF SALE SHARES AND SUBORDINATED LOAN

標的股份及次級貸款的出售與購買

2.1.	Subject to the terms and conditions of this Agreement, the Vendor shall sell the Sale Shares as legal and beneficial owner and procure the Listco to transfer and assign the Subordinated Loan to the Purchaser, and the Purchaser shall purchase the Sale Shares and the Subordinated Loan, together with all rights and benefits attached or accrued thereto, at the Consideration and without any Encumbrances.

在遵守本協議條款和條件的情況下，賣方作為標的股份的法定及實益擁有人同意向買方出售標的股份及促使上市公司轉讓次級貸款予買方，買方同意向賣方收購該標的股份及次級貸款。標的股份包括該等股份所對應的所有權利和利益，且不含有任何權利負擔。

3.	CONSIDERATION

交易對價

3.1.	The Vendor and the Purchaser hereby agreed the Consideration for the Sales Shares and the Subordinated Loan are HK$5,700,000 (“Premium”) + NAV.

賣方和買方特此同意買方向賣方收購標的股份及次級貸款的交易對價為港元$5,700,000(“溢價”) + 淨資產值。

3.2	Upon signing the SPA, the Purchaser shall pay a deposit to Vendor: HK$1,710,000 (30% of the Premium) (the “Deposit”). Thereafter, the Purchaser shall, at its own costs, apply to the SFC for the change of substantial shareholder of Sinofortune and the assignment of the Subordinated Loan and the Subordinated Loan Agreement from Listco to the Purchaser (the “Application”), the Vendor shall assist for the Application as may be required by the Purchaser in writing.

買方於訂立買賣協議時向賣方支付訂金：HK$1,710,000 (溢價的30%)(“訂金”)。之後買方向證監會申請成為華億的大股東及轉讓次級貸款及由上市公司將次級貸款協議轉讓予買方的申請（“申請”), 費用由買方支付，賣方將協助買方辦理該申請。

Refund / Forfeiture of Deposit

退還/沒收訂金

(i)	In the event the SFC does not approve the Application or the Purchaser serves three (3) Business Days’ prior written notice to the Vendor to terminate the SPA within the first 6 months from the date of the signing of this Agreement, the Vendor shall refund partial Deposit for the amount of HK$1,000,000 (without interest) to the Purchaser, and the remaining balance of the Deposit of HK$710,000 shall be forfeited by the Vendor absolutely to compensate the Vendor on its loss of opportunity and need not be refunded to the Purchaser and this Agreement shall cease to have effect.

如自本買賣協議簽署之日起計6個月內證監會不批准買方申請成為公司的大股東或買方決定終止本買賣協議並於終止前三個工作日以書面形式通知賣方，賣方將退還訂金中港元$1,000,000 (不計利息)予買方, 餘款港元$710,000將不獲退還予買方及被賣方沒收而本買賣協議將失去效力。

(ii)	In the event the SFC does not approve the Application or the Purchaser serves three (3) Business Days’ prior written notice to the Vendor to terminate this Agreement within the 7th to 12th month from the date of the signing of this Agreement, the Deposit of HK$1,710,000 shall be forfeited by the Vendor absolutely to compensate the Vendor on its loss of opportunity and need not be refunded to the Purchaser and this Agreement shall cease to have effect.

如自本買賣協議簽署之日起第7至12個月內證監會不批准買方申請成為公司的大股東或買方決定終止本買賣協議並於終止前三個工作日以書面形式通知賣方,賣方將沒收全數訂金港元$1,710,000並不會退還予買方而本買賣協議將失去效力。

(iii)	Subject to paragraphs (i) and (ii) above, in the event SFC does not approve the Application within the 12 months from the date of the signing of this Agreement, the entire Deposit of HK$1,710,000 shall be forfeited by the Vendor absolutely to compensate the Vendor on its loss of opportunity and need not be refunded to the Purchaser and this Agreement shall cease to have effect.

除上文第 (i) 和 (ii) 段外，如自本買賣協議簽署之日起12個月內證監會仍未批准買方申請成為華億的大股東，賣方將沒收全數訂金港元$1,710,000以補償賣方失去的機會, 並不會退還予買方而本買賣協議將失去效力。

(iv)	In the event SFC does not approve the Application, the Purchaser shall forthwith notify the Vendor in writing of the SFC’s decision, in any event not later than three (3) Business Days from receipt of the decision of the SFC.

如證監會不批准申請，買方應立即書面通知賣方證監會的決定，在任何情況下，不得遲於收到證監會決定後三（3）個工作日。

3.3	Completion of the SPA and the Transaction (“Completion”) shall take place within 15 Business Days after the SFC approved the Purchaser to become the substantial shareholder of the Company. Upon Completion, Purchaser shall pay to the Vendor the remaining balance of the Consideration, of which is HK$3,990,000 (70% of the Premium) and the NAV at the time of Completion. In the event SFC approves the Application, the Purchaser shall forthwith notify the Vendor in writing of the SFC’s decision, in any event not later than three (3) Business Days from receipt of the decision of the SFC.

買賣協議及交易之成交將於證監會批准買方成為公司大股東後15個工作天內進行(“成交”)，於成交時，買方將支付予賣方交易對價的尾數, 即HK$3,990,000 (溢價的70%)及於成交時的淨資產值。 如證監會批准申請，買方應立即書面通知賣方證監會的決定，在任何情況下，不得遲於收到證監會決定後三（3）個工作日。

3.4	Payments of the Deposit shall be payable in Purchaser’s company cheque to Listco at the direction of the Vendor herein. The Remaining balance of the Consideration shall be made by the Purchaser by cashier orders to Listco or any other entity that the Vendor may by at least three (3) Business Days’ prior written notice to the Purchaser.

買方應以本買賣協議簽賣方的指示以其公司支票支付訂金予上市公司。買方應以銀行本票支付交易對價的尾數予賣方於三個工作天前通知買方應支付予上市公司或其他個體。

3.5	The long stop date to this Agreement shall be twelve (12) months from the date of signing of this Agreement (“Long Stop Date”). During the period commencing from the signing of this Agreement and until the expiry of the Long Stop Date, the Vendor has the responsibility to operate and pay for all the expense and operating costs of the Company.

買賣協議最後限期為簽署買賣協議該日起計12個月。 在此期間賣方負責營運公司及負責公司的所有開銷及管理。

4.	CONDITIONS PRECEDENT

先決條件

4.1.	Completion shall be conditional upon the following Conditions Precedent being fulfilled and remained fulfilled, or waived by the Purchaser on or before the Completion Date:-

成交以下列先決條件於成交日或之前得到滿足及持續得到滿足, 或獲得買方書面放棄為前提：

4.1.1	the written approval by SFC of the Application. Vendor shall assist the Purchaser with the Application as may be required by the Purchaser in writing;

證監會書面批准買方成為公司的大股東。 賣方應協助買方向證監會申請成為大股東;

4.1.2	the Company remain in good standing;

公司保持良好信譽;

4.1.3	the Company’s SFC License remains valid and effective and the Company has not received any notice issued by the SFC of which inform the Company that its SFC Licence will be cancelled or become invalid;

公司的證監會牌照有效，而公司亦未收到證監會發出的任何通知其證監會牌照將被取消或失效;

4.1.4	the Warranties are true, accurate, and continued to be true and accurate from the day of the execution of this Agreement to Completion;

保證是真實、準確的，並且從本協議執行之日至成交日仍然真實和準確;

4.1.5	no Material Adverse Change to the Company having occurred or to occur from the day of the execution of this Agreement to Completion;

公司自本協議執行之日至成交日均無已經發生或會發生的重大不利變動;

4.1.6	the Vendor having provided to the Purchaser the audited financial report of the Company for the year ending 31 December 2019,

賣方向買方提供公司年度至2019年12月31日的審計財務報告;

4.1.7	the Vendor having provided to the Purchaser (i) a draft of the Completion Accounts and (ii) bank account balance proof, at least five (5) Business Days prior to Completion, to the reasonable satisfaction to the Purchaser;

賣方在成交日至少五 （5） 工作日前向買方提供 (i) 成交帳目的草稿, 及(ii) 銀行帳戶餘額證明及獲得買方的滿意;

4.1.8	all other loan(s) apart from the Subordinated Loan (if any) owed by the Company shall be waived by the relevant lender(s), and the Completion Accounts shall be adjusted to show that there is no outstanding loan apart from the Subordinated Loan to any entity or party; and

所有貸方將豁免所有貸款和/或其他貸款(次級貸款除外)，成交帳目應反映該調整，以表明沒有向任何實體或當事方的未償還貸款(次級貸款除外); 及

4.1.9	none of the Warranties and other provisions of this Agreement having been breached in any respect, or is misleading or untrue or inaccurate in any respect.

本協議的保證和其他條款在任何方面均沒有被違反，或沒有在任何方面具有誤導性或不真實或不準確。

4.2.	The Vendor and the Purchaser shall use their respective reasonable endeavours to procure the fulfilment of the Conditions Precedent (Clause 4.1) on or before the Completion Date.

賣方和買方應作所有合理的努力促使第4.1條所述的先決條件可於成交日或之前儘快獲得滿足。

4.3.	The Purchaser may in its absolute discretion waive any Conditions Precedent in Clause 4.1 (with the exception to clause 4.1.1) at any time by notice in writing to the Vendor.

買方可隨時以書面通知賣方，自行決定放棄第4.1條中的任何先決條件(第4.1.1條除外)。

4.4.	If the Vendor is aware of any fact, matters, event and/or circumstance which it considers may cause significant obstruction to fulfilment of the Conditions Precedent, the Vendor shall notify the Purchaser in writing accordingly as soon as practicable, in any event not later than five (5) Business Days from the date the Vendor is aware of such fact, matters, event and/or circumstance.

如果賣方知道任何事實、事項、事件和/或情況，其認為可能對履行先決條件例造成重大阻礙，賣方應儘快以書面形式通知買方，在任何情況下不得少於賣方知道該事實、事項、事件和/或情況之日起五（5）個工作日內通知買方。

4.5.	In the event not all the Conditions Precedent have been fulfilled or waived by the Purchaser by no later than 5:00 p.m. on the Long Stop Date, this Agreement will lapse at the Long Stop Date unless the Parties agree to extend the Long Stop Date in writing. Subject to clause 3.2, after the Long Stop Date (or the extended Long Stop Date, as the case may be), none of the Parties shall have any claim, recourse, cause of action, obligation or liability against any of the other Party thereafter and all obligations and liabilities of the Parties hereunder shall consequently and unconditionally cease.

如果買方在最後限期日下午 5：00 之前未滿足或放棄先決條件，本協議將在最後限期日失效, 除非雙方同意以書面形式延長最後限期日。在最後限期日(或延長最後限期日, 視情況而定）後，任何一方均不得對任何另一方提出任何索賠、追索權、訴訟理由、義務或責任，以及各方的所有義務和責任應永久無條件地停止。

5.	COMPLETION

成交

5.1.	Completion shall take place on the Completion Date at or before 4:30 p.m. at the registered office of the Company (or at as such other the time and place as the Parties may agree in writing) when the following business shall be transacted:

成交必須於成交日於公司的註冊地址執行, 並執行以下的所有事務:-

5.2.	At or before Completion, the Vendor shall have delivered or cause to be delivered to the Purchaser:

於成交日或之前, 賣方交付或促使交付予買方：

5.2.1	instrument of transfer and sold note in respect of the Sale Shares duly executed by the Vendor as transferor in favour of the Purchaser as transferee;

由賣方妥為簽立將標的股份轉讓予買方的轉讓文書；

5.2.2	share certificate for the Sale Shares with the name of the Vendor on the share certificates;

由公司妥為簽發予賣方並列有賣方名稱的股票證書；

5.2.3	statutory records of the Company, including register of directors, register of members, register of secretary and register of charge;

公司的董事名冊，股東名冊，秘書名冊及押記名冊;

5.2.4	copy of written resolutions of the Board of the Company approving:

公司董事會通過以下事宜的決議的核證副本：-

(i)	transfer of Sale Shares to the Purchaser;

將標的股份轉讓予買方；

(ii)	the issuance of share certificate to the Purchaser; and

簽發股票證書予買方；

(iii)	the entry of the name of the Purchaser in the register of members of the Company.

將買方於股東名冊中登記為股東；及

(iv)	the appointment of director (nominated by the Purchaser) to the Company;

公司委任由買方提名的董事;

5.2.5	the Completion Accounts certified by a director of the Company;

成交帳目 (由公司董事認證);

5.2.6	bank record proofing the amount of cash as at the Completion Date, for the purpose to determine the NAV, certified by a director of the Company;

銀行記錄證明於成交日的現金金額, 以確定淨資產金額 (由公司董事認證);

5.2.7	the written confirmation by the Vendor confirming that (i) all the terms and conditions in this Agreement have been properly complied with; (ii) there was no Material Adverse Change to the Company since the date of this Agreement; (iii) there was no non-compliance incident to the SFC rules and regulations; and (iv) the Company has not received any notice of breach or withdrawal regarding its SFC Licence;

賣方的書面確認:（i） 本協議中的所有條款和條件均得到適當遵守;（ii） 自本協定簽訂之日起，公司未發生重大不利變動;（iii） 證監會規章制度沒有違規事件; 和 （iv） 公司未收到任何違反或撤銷證監會牌照的通知;

5.2.8	procure Listco to execute the Assignment to assign the rights and benefits of the Subordinated Loan Agreement and the title of the Subordinated Loan to the Purchaser absolutely; and

促使上市公司簽訂將次級貸款協議的權利及利益，及次級貸款擁有權轉讓予買方; 及

5.2.9	such other documents as may be required to give to the Purchaser good title to the Sale Shares and the Subordinated Loan.

向買方授予出售標的股份及次級貸款的所有權所需的其他文件。

5.3.	At Completion, the Purchaser shall deliver or cause to be delivered to the Vendor:

於成交日, 買方交付或促使交付予賣方：

5.3.1	the remaining balance of the Consideration as set out in Clause 3.3 of this Agreement;

按第3.3條的條款向賣方支付交易對價的尾數;

5.3.2	execute the Assignment to accept the assignment of the Subordinated Loan and to undertake to Listco to subrogate into its position to assume and perform all obligations of the Listco under the Subordinated Loan Agreement; and

簽署轉讓契約以接受次級貸款的轉讓，及承諾代替上市公司其對次級貸款協議項下需執行的義務; 及

5.3.3	copy of written minutes/resolutions of the board of directors of the Purchaser approving the signing of this Agreement, purchase of the Sale Shares from the Vendor, execution of the Assignment and be the transferee and/or assignee of the Subordinated Loan from the Listco.

由買方董事會通過簽署本協議, 收購標的股份, 簽署轉讓契約, 及成為上市公司轉讓次級貸款的受讓方和/或受轉讓方的決議核證副本。

6.	RESPONSIBLE OFFICERS OF THE COMPANY

公司的負責人員

6.1.	The Vendor shall prior to Completion procure the Company enter into new employment agreements with the current two Responsible Officers (or their substitute(s) as the case may be) of the Company, with remuneration packages that shall not exceed 150% of the remuneration packages of the two Responsible Officers as at the date of this Agreement, and shall require the two Responsible Officers to serve at least six (6) months’ notice to the Company to effect resignation from their employments as Responsible Officers of the Company.

賣方應促使公司的兩名負責人員(或其替代人) 簽訂新的雇傭協議,其薪酬將不能超過本買賣協議日該两名負責人員薪酬的150%，並限制该两名負責人員如辭仼公司的負責人員需要向公司提交預先6個月的通知。

7.	REPRESENTATIONS AND WARANNTIES

陈述及保证

7.1.	The Vendor hereby represents and warrants to the Purchaser that the matters set forth below are true, accurate and not misleading as of the date of this Agreement and upon Completion remains to be true, accurate and not misleading:

賣方向買方陳述及保證，截止本協議簽署之日，以下每一陳述/資料在任何方面均屬真實、準確及不具誤導性，並且該等陳述/ 資料於成交日當日根據當時存在的事實和情形將繼續保持真實、準確及不具誤導性：

7.1.1	The Vendor:

賣方:

(i)	When executed and delivered by both Parties, the Agreement constitutes valid and binding obligation of the Vendor;

本協議一經雙方簽署後即對賣方構成有效及具有約束力及可予執行的責任;

(ii)	The Vendor has all the power to enter into and executed this Agreement and other documents anticipated to be completed and the transaction contemplated by this Agreement, and to perform its obligations under this Agreement;

賣方擁有一切權力以達成本協議及其他一切與本協定所預期的交易相關的檔，並履行其於本協議項下的義務;

(iii)	The Vendor is the sole legal and beneficial owner of the Sale Shares and has the absolute right to sell the Sale Shares to the Purchaser. Save and except the approval of the SFC, the Vendor does not require the approval of any third party to transfer the Sale Shares to the Purchaser; and

賣方是標的股份的唯一法定及實益擁有人，及有售賣及轉讓標的股份的絕對權利。賣方出售標的股份不需要任何第三方的認可; 及

(iv)	The Vendor’s obligation to execute this Agreement or to perform this Agreement does not constitute a breach of any term in any agreement by the Vendor, and/or a violation of any judgment, order, and regulation binding on the Vendor;

賣方執行本協議或執行本協議的義務不構成賣方違反任何協議中的任何條款，和/或違反對賣方具有約束力的任何判斷、命令和法規;

7.1.2	The Company and the Sale Shares:

公司及標的股份:

(i)	The Company is duly organized, validly existing and in good standing under, and by virtue of, the laws of Hong Kong and has the legal right to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted;

公司是一家依香港法律正式組成的公司，存續及有良好的信譽，及依法擁有其資產及經營現在及現計畫將會經營的業務;

(ii)	The Sale Shares have the same interest as other issued shares in all respects, and the holder of the Sale Shares shall have the right to receive dividends and dividends on and after the Completion Date; and

標的股份在所有情況下與其他已發行股份有同等權益，標的股份持有人有權於成交日及以後享有收取股息及獲派息的權利；及

(iii)	The Sale Shares shall be transferred to the Purchaser on the Completion Date without any encumbrances;

標的股份應於成交日轉讓給買方，及不得有任何權利負擔；

(iv)	As of the date of this Agreement, the Company holds valid licenses, registrations, approvals, permits, qualifications, consents, and other relevant permits for the purpose of conducting its business, and all such licenses, registrations, approvals, permits, qualifications, consents and other relevant permits are valid and still in existence, there is no reason for the Company to believe that any of the above will be suspended, cancelled and/or withdrawn;

截至本協議日，公司持有目的為經營其業務所需的有效執照、註冊、批文、許可證、資格、同意書，及其他相關准許，而所有該等執照、註冊、批文、許可證、資格、同意書及其他相關准許均是有效及仍然存續的，而公司並沒有任何理由相信上述任何一項會被暫停、取消和/或撤銷；

(ii)	the Company has not received any enquiries, and/or any notice of breach of licence from the SFC and/or other regulatory authorities; and

公司未接獲證監會及/或其它監管機構的任何查詢和/或違反牌照的通知; 及

(iii)	The SFC Licence of the Company and its responsible officers will remain valid.

公司及其負責人員的證監會牌照仍然有效;

7.1.4	Accounts and financial matters:

帳戶和財務事項:

(i)	The Completion Accounts are made in accordance with applicable laws and generally recognized accounting principles and standards; and

成交帳目是按照適用法律和公認的會計原則和標準進行的; 及

(ii)	The Completion Accounts truly and fairly disclose the financial and operating conditions of the Company;

成交帳目真實及公正地披露公司的財務及營運情況;

7.1.5	Taxation:

稅務:

(i)	The company have filed tax returns in accordance with all applicable laws and regulations (as required);

公司已按所有適用的法律法規作稅務申報 (根據需要);

(ii)	The Completion Accounts include the tax liability arising from the Company in any circumstances (including delayed or assessed interim tax liability) arising from the date of the Completion Accounts; and

成交帳目包含公司於成交帳目日或之前於任何情況下產生的稅務責任（包括延遲或已被評估的臨時稅務責任）; 及

(iii)	Except as a result of day-to-day business operations, the Company has no further tax liability or subsequent tax liability in the future after the Completion Accounts.

因日常業務運作產生的除外，公司於成交帳目日後並無進一步有任何稅務責任或後續稅務責任;

7.1.6	Real Properties:

不動產:

The Company does not hold or have any interest or obligations, or lease obligation in any land or buildings.

公司不持有或擁有任何土地或建築物的權益或義務或租賃義務;

7.1.7	Contracts:

協議:

(i)	The Company does not have any agreements, that is unusual and/or onerous, subject to termination penalty, and/or any agreement restricting the Company to conduct normal business, and/or any agreement that will seriously affecting its business or assets; and

公司沒有任何異常和/或繁重的協議，將受到終止處罰和/或任何限制公司開展正常業務的協議，和/或任何嚴重影響其業務或資產的協議; 及

(ii)	The Company has not granted any powers of attorney or other powers (express or implied) to or in favour of any person to enter into any contract or commitment or to do anything on behalf of the Company.

本公司未授予任何人任何授權書或其他權力（明示或暗示），或支持任何人訂立任何合同或承諾，或代表公司進行任何交易。

7.1.8	Employment:

員工:

(i)	The Company does not have any material dispute with its employees and relevant persons; and

公司沒有與任何其員工，或有關人員有重大的糾紛; 及

(ii)	There is no outstanding salary and/or fee payable to any third-party sub-contractors, Responsible Officers, employees, directors and/or any other party.

沒有任何未付第三方分包商、負責人員、員工、董事和/或任何未向其他方支付的工資和/或費用;

7.1.9	Insurance:

保險:

The Company has obtained and maintained valid insurance policies in accordance with the requirements of applicable laws and regulations;

公司已按照適用法律法規的要求取得並維持有效的保險單;

7.1.10	Litigation:

訴訟：

(i)	The Company has not participated in any litigation, arbitration, administrative, administrative, criminal, or other legal proceedings (whether as a plaintiff, defendant, or other), and there are no any such procedures against the Company that are threatened to be brought (or reasonably expected to be brought);

公司未參與任何訴訟、仲裁、行政、行政、刑事或其他法律程式（無論是作為原告、被告或其他），並且不存在針對公司被威脅針對（或合理預期被針對）;

(ii)	The Company conducts their business at all times in compliance with all applicable laws and regulations, and have not engaged in any criminal act or any infringement or any violation of any law, regulation, requirements or conditions; and

公司在任何時候都遵守所有適用的法律和法規進行其業務, 並未從事任何犯罪行為或任何侵權行為或任何違反任何法律，法規的要求或條件; 及

(iii)	The Company does not have any material disputes with its customers and suppliers.

公司現沒有與任何其客戶及供應商有重大的糾紛。

7.1.11	Subordinated Loan:

次級貸款

The Listco is the sole legal and beneficial owner of the Subordinated Loan and has the absolute right (subject to the consent and approval of the SFC) to transfer and assign the Subordinated Loan to the Purchaser at Completion. Save and except the approval of the SFC, the Listco does not require the consent or approval of any third party to transfer and assignment of the Subordinated Loan to the Purchaser.

上市公司是次級貸款的唯一合法和受益所有人，並享有絕對權利（經證監會同意和批准）在成交時將次級貸款轉讓給買方。除證監會批准外，上市公司無需任何第三方同意或批准將次級貸款轉讓給買方。

7.2.	The aforesaid clause shall remain valid for a period of one (1) year after the Completion.

上述條款在成交後１年仍然有效。

7.3.	Each of the Warranties is made based on the best knowledge and belief of the Vendor, and the Vendor acknowledges that the Purchaser is relying on such representations, warranties and undertakings to enter into this Agreement, and that the Purchaser shall be entitled to treat them as conditions of this Agreement.

每項保證都是根據賣方的最佳知識和信念做出的，而賣方承認買方依賴此類陳述、保證和承諾來簽訂本協議，並且買方應有權將其視為本協議的條件。

7.4	If prior to Completion any of the Warranties are found to be untrue, misleading or incorrect or have not been fully carried out in any material respect, the Purchaser shall, at its absolute discretion, be entitled to terminate this Agreement immediately, by serving a notice to the Vendor.

如果在成交前發現任何保證是不真實的、誤導性的或不正確的，或者在任何重大方面沒有完全履行，買方應有權立即通知賣方終止本協議。

7.5	The Parties agree that, unless notice of claim is given in writing by the Purchaser to the Vendor (stating in reasonable detail the specific matters in respect of which the claim is made and the amount claimed), and is given within one (1) year after Completion, the Vendor shall not be liable in respect of any claim for breach of Warranties and other provisions of this Agreement.

雙方同意，除非買方以書面形式向賣方發出索賠通知（合理詳細說明提出索賠的具體事項和索賠額），並在成交後一（1）年內發出索賠通知，賣方對於任何違反保證和本協議其他條款的索賠概不負責。

7.6	The Purchaser hereby represents and warrants to the Vendor that the matters set forth below are true, accurate and not misleading as of the date of this Agreement and upon Completion remains to be true, accurate and not misleading:

買方向賣方陳述及保證，截止本協議簽署之日，以下每一陳述/資料在任何方面均屬真實、準確及不具誤導性，並且該等陳述  /  資料於成交日當日根據當時存在的事實和情形將繼續保持真實、準確及不具誤導性:

7.6.1	When executed and delivered by both Parties, the Agreement constitutes valid and binding obligation of the Buyer;

本協議一經雙方簽署後即對買方構成有效及具有約束力及可予執行的責任;

7.6.2	The Purchaser is duly organized, validly existing and in good standing under, and by virtue of, the laws of the place of its incorporation or established and has the legal right to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted;

買方是一家依法正式組成的公司，存續及有良好的信譽，及依法擁有其資產及經營現在及現計畫將會經營的業務;

7.6.3	The Purchaser has all the power to enter into and executed this Agreement and other documents anticipated to be completed and the transaction contemplated by this Agreement, and to perform its obligations under this Agreement; and

買方擁有一切權力以達成本協議及其他一切與本協議所預期的交易相關的文件，並履行其於本協議項下的義務; 及

7.6.4	The Purchaser’s obligation to execute this Agreement or to perform this Agreement does not constitute a breach of any term in any agreement by the Purchaser, and/or a violation of any judgment, order, and regulation binding on the Purchaser;

買方執行本協議或執行本協議的義務不構成買方違反任何協議中的任何條款，和/或違反對買方具有約束力的任何判斷、命令和法規。

8.	UNDERTAKING

承諾

8.1.	After signing this Agreement and prior to Completion, the Vendor shall procure the Company not to, without the prior written consent of the Purchaser, cause any resolutions to be passed by the directors or shareholders of the Company, and shall not:-

本協議簽署後及交易完成前，賣方應促使公司的董事或股東，在未經買方事先書面同意前，不得通過任何決議，且不得:

8.1.1	issue or agree to issue any shares, warrants or other securities or loan capital or grant or agree to grant any option or right in any respects;

發行或同意發行任何股份，認股權證或其他證券或貸款資本或授予或同意授予在任何方面的任何期權或權利;

8.1.2	issue any debentures or other securities convertible into debentures;

發行任何債券或其他可轉換為證券的債券;

8.1.3	make any advances or other credits to any person or give any guarantee or indemnity, or act as surety for to secure, or accept any direct or indirect liability for the liabilities of or obligations of any person, or as security for loans;

向任何人提供任何預付款或其他信貸，或給予任何擔保或賠償，或作為擔保人以作擔保, 或接受任何對任何人的責任或義務的直接或間接責任，或作為貸款擔保人;

8.1.4	alter the terms of any financing/lending documents or security arrangements;

更改任何融資/貸款檔或擔保安排的條款;

8.1.5	create or permit to arise any mortgage, charge (fixed or floating), lien, pledge, other form of security or encumbrance or equity of whatsoever nature, on or in respect of any part of the property or assets of the Company;

對公司的任何部分財產或資產，作出或允許產生任何抵押、押記（固定或浮動）、留置權、質押、其他形式的擔保或權利負擔或權益;

8.1.6	permit or cause the Company to suffer the risk of winding-up petition;

允許或使公司遭受清盤申請的風險;

8.1.7	sell or transfer any asset of the Company;

出售或轉讓公司的任何資產;

8.1.8	vary and/or stop the operation of the business of the Company;

改變和/或停止公司的業務運營;

8.1.9	facilitate the Company, their director and/or shareholders to enter into any agreement and/or transaction which may cause potential conflict of interest;

協助公司, 其董事和/或股東簽訂任何可能導致潛在利益衝突的協定和/或交易;

8.1.10	do anything which may affect the validity of the Company’s SFC Licence;

做任何可能影響公司的證監會牌照有效性的事情;

8.1.11	enter into any agreement and/or transaction which may cause adverse impact on the Company;

簽訂可能對公司造成不利影響的任何協議和/或交易;

8.1.12	enter into any agreement that is not in the usual course of business of the Company;

簽訂任何不在公司正常經營過程中的協議;

8.1.13	enter into any agreement that is not in the usual course of business of the Company which will create liability for the Company in an amount exceeding HK$200,000 (for the avoidance of doubt, any liability of the Company created as a result of any deposit made by the Company’s clients with the Company’s segregated trust bank accounts shall be considered as liability of the Company created in the usual course of its business);

簽訂任何並非本公司正常業務運作而超過HK$200,000責任的協議 (為免疑慮，因客戶的存款或客戶獨立信托銀行戶口而產生的責任應被視為公司的正常業務運作);

8.1.14	enter into any employment agreement of which such employee’s monthly salary exceeds HK$70,000;

簽訂超過HK$70,000月薪的任何雇傭協議;

8.1.15	take on lease or assume possession of any real property; and

購買、租賃或接管任何不動產; 及

8.1.16	make any alteration to the provisions of its articles of association.

對其章程的規定作任何修改。

8.2.	From the day of execution of this Agreement to Completion, the Purchaser, its agent, representatives, employees, authorized person and/or officers shall be entitled to contact the Company’s auditor and management teams through arrangement by the Vendor, to further obtain all the information and documents relating to the Company from the Vendor, and make photocopies of the same provided that the Purchaser shall not unreasonably interfere with and/or cause any disruption in any manner to the business of the Company.

自本協議簽署後及交易完成前，買方、其代理人、代表、員工、授權人員和/或管理人員有權通過賣方的安排與公司的審計師和管理團隊聯繫，進一步從賣方處獲取與公司有關的所有資訊和文件，並複印該資訊和文件，但買方不得無理干擾和/或以任何方式干擾公司的業務運營。

9.	AUDITED COMPLETION ACCOUNTS

审计成交账目

9.1.	The Purchaser undertakes that it shall at its own costs and expenses procure the Company to prepare the Audited Completion Accounts within thirty (30) Business Days after the Completion Date and such Audited Completion Accounts shall in all respects comply with current legislation and standard accounting principles and practices and shall be endorsed by the directors of the Company as true and accurate. The Vendor shall render all reasonable assistance to the Purchaser and the Company for the preparation of the Audited Completion Accounts.

買方承諾應自費促使公司在交易完成後三十（30）個工作天內編制審計成交帳目，且此審計成交帳目應符合現行法規和標準會計原則，並應得到公司董事認可為真實和準確。 賣方應向買方和公司提供一切合理協助，以編制審計成交帳目。

10.	POST COMPLETION UNDERTAKING

成交後承諾

10.1	The Purchaser undertakes to provide to the Vendor, an Audited Completion Accounts within thirty (30) Business Days after the Completion Date.

買方承諾在成交後 30個工作日內向賣方提供經審計成交帳目。

10.2	The Purchaser undertake to change the English and Chinese names of the Company to another names that does not use the word “Sinofortune” and/or “華億” as soon as practicable but in any event not more than three (3) months from the Completion Date, and the Purchaser shall procure the Company to refrain from using the words “Sinofortune” and/or “華億” in the future.

賣方承諾在成交日後3個月內將公司中文及英文名稱更改，而新用及以後更改之名稱不能有“Sinofortune” 或 “華億” 等文字。

11.	CONFIDENTIALITY

保密

11.1.	Save and except by operation of law, or order by court of any jurisdiction or the relevant government authority or in compliance of GEM Listing Rules or the Inside Information provisions of the SFO or with the prior written consent of the Parties to this Agreement, either Party in this Agreement may not disclose to any third party (save and except its professional representative, advisor or other person required by law) any information and content of this Agreement, or any documents, information, data, or business confidential information that one Party obtained from the other Party in respect of the Company or any person(s).

除非法律或有管轄權的法院及相關政府機關要求或者本協議雙方事先書面同意，本協議任何一方不得向本協議以外的任何協力廠商(其專業代表、顧問或其他法律所需的人士除外)披露本協定任何內容、與本協議任何有關的資訊及各自從另一方獲得的任何檔、資料、資訊、以及相關公司, 或任何個人的任何檔、資料、資訊或商業機密。

12.	NOTICE

通知

12.1	Any notice or other communication shall be deemed to have been served or delivered at the time specified below if sent to the address set out in Clause 12.2: (A) if given or made by personally delivery, upon delivery to the relevant address; (B) by post forty-eight (48) hours after being put in the post in Hong Kong properly addressed to an address in Hong Kong with pre-paid postage; or (C) by international carrier by forty-eight (48) hours after being sent to an international carrier properly addressed for urgent delivery; or (D) by E-mail upon actual receipt by the recipient in readable form.

任何通知或通訊如按第12.2條的資訊以下列方式送達均被視為有效送達：（A）若當面遞交，一經面交即視為有效送達；（B）若在香港以郵寄方式，郵寄後48小時即視為有效送達；（C）若在香港以外以緊急特快專遞方式發出，專遞後48小時即視為有效送達；或（D）若以電子郵件發送，則一經發送並按電子郵件發出報告上的時間作為有效送達時間。

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12.2	The following shall be used for communication and serving notices for both Parties:

以下為雙方的通訊資訊:

Vendor:

賣方:

Address:	c/o Sinofortune Financial Holdings Limited
16/F, CMA Building,
64-66 Connaught Road Central, Hong Kong
香港中環干諾道中64-66 號廠商會大廈16樓
Email:	[ ]
Attention:	Ms. Eva Woo

Purchaser:

買方:

Address:	Suites 1903-04, 19/F, AXA Tower,
Landmark East, 100 How Ming Street,
Kwun Tong, Kowloon, Hong Kong
香港九龍觀塘巧明街100號
城東誌安盛金融大樓19樓03-04室
Email:	[ ]
Attention:劉榮華

12.3	Any Party may change its address or email address by notice by advising the other Party in writing by one of the above-mentioned manners as set out in Clause 12.1 of this Agreement.

任何一方均可按第12.1條所指的方式通知雙方有關通訊資訊的更改。

13.	MISCELLANEOUS

其他事项

13.1	Each Party shall bear its own legal and out of pocket expenses incurred in relation to the preparation, negotiation and execution of this Agreement and all ancillary documents.

本協議雙方各自承擔關於本協議和任何其它文件的談判、製備和履行過程中產生的法律費用和其他費用。

13.2	The stamp duty chargeable on the instrument of transfer and contract notes for the transfer of the Sale Shares from the Vendor to the Purchaser and the transfer or assignment of the Subordinated Loan from Listco to the Purchaser shall be borne by the Vendor and the Purchaser in equal shares.

由賣方轉讓標的股份予買方的轉讓文書及由上市公司轉讓次級貸款予買方而產生的印花税應由買方及賣方各半承擔及支付。

13.3	This Agreement shall be binding upon and enure for the benefit of the successors.

本協議對雙方的繼承人均具有約束力。

13.4	Time is of essence in this Agreement

時間為履行本協議之重要要素。

13.5	The terms of this Agreement, or any agreement relating to this Agreement, shall not be deemed to constitute a partnership or agency relationship between the Parties to this Agreement.

本協議之約定，或與本協議有關之任何約定，不得視為協議雙方之間構成合夥關係或代理關係。

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13.6	No failure of a Party to exercise, and no delay or forbearance in exercising, any right or remedy in respect of any provision of this Agreement shall operate as a waiver of such right or remedy.

本協議任何一方不行使或延期行使其在本協議項下的權利，並不構成放棄該權利。任何一方行使權利的一部分或其中一項，並不妨礙其繼續行使該權利，也不妨礙行使其可能擁有的其他權利。

13.7	If any provision or part of a provision of this Agreement shall be, or be found to be invalid or unenforceable, such invalidity or enforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

若本協議的任何規定屬於或成為不合法、 無效、 不具約束力或不可強制執行，本協議的其他規定在該法律項下的合法性、有效性、約束力或可強制執行性將不受影響。

13.8	This Agreement constitutes the whole agreement between the Parties relating to the subject matter of this Agreement and supersedes any previous agreements or arrangements (if any) between them relating to the subject matter hereof.

本協議代表雙方對本協定所有事項的理解，並替代雙方之前就本協議和其他安排的任何協議（如有）。

13.9	Any variations and supplements to this Agreement shall be made in writing and shall be effective after the execution by all Parties to this Agreement.

本協議之修改和增補，須採用書面形式，經本協議雙方或其代表簽署後才生效。

13.10	This Agreement may be executed in one or more counterparts, and each such counterpart shall constitute any original of this Agreement, and all the counterparts shall together constitute one and the same instrument.

本協議一式可多份文本，由雙方在不同的文本上簽字。每份文本均屬正本，所有已簽字的不同文本合起來構成同一份協議。

13.11	The Vendor and the Purchaser agreed that the English version of this Agreement shall prevail, the Chinese version of this Agreement is for reference only.

買方和賣方同意本協議的以英文版本為准，且本協議的中文版本僅供參考。

13.12	The Agreement is in duplicate, one held by Purchaser and the other by the Vendor.

本協議一式兩份，一份由買方持有，另一份由賣方持有。

13.13	Unless expressly provided to the contrary in this Agreement, a third party who is not a Party has no right under the Contracts (Rights of Third Parties) Ordinance (Cap 623 of the laws of Hong Kong) to enforce or to enjoy the benefit of any term of this Agreement. Notwithstanding any term of this Agreement, the consent of any third party who is not a Party is not required to rescind or vary this Agreement at any time.

除非本協議定另有相反的規定，否則，根據《合同（第三方權利）條例》（香港法律第623章），第三方並非本協議方無權執行或享受本協議任何條款的利益。儘管本協議任何條款，本協議任何時候的廢除或修改不需要仼何不是本協議方的第三方的同意。

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14.	JURISDICTION AND ARBITRATION

法律管轄及仲裁

14.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong. Any dispute, disagreement or claim arising out of or in connection with this Agreement shall be settled in accordance with the laws of the Hong Kong Special Administrative Region in accordance with the Arbitration Rules of the Hong Kong Mediation and Arbitration Centre. The place of arbitration is Hong Kong. The number of arbitrators is one. The arbitration language shall be Chinese.

本協議受香港法律管轄，並依據香港法律解釋。任何由本協議同引起或與之有關的爭議、分歧或索賠，都必須根據香港特別行政區的法律以仲裁程式調解,並以香港調解仲裁中心當時的仲裁規則處理。 仲裁地點為香港。 仲裁員數目為一個。 仲裁語言為中文。

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SCHEDULE 1

Particulars of Sinofortune Securities Limited

Name of the Company: 公司名稱	Sinofortune Securities Limited 華億證券有限公司
Date of incorporation: 成立日期	6 December 2000
Place of incorporation: 公司註冊地	Hong Kong 香港
Company Number: 公司編號	740288
Address of registered office: 註冊辦事處地址	16/F, CMA Building, 64-66 Connaught Road Central, Hong Kong 香港中環干諾道中64-66 號廠商會大廈16樓
Directors: 董事	LI Ping Sun 李炳燊 LAI Yuk Mui 黎玉梅
Issued shares and fully paid-up share capital: 已發行股份及已支付資本	67,000,000 ordinary shares HK$67,000,000
Shareholder: 股東	Sinofortune Financial Holdings (BVI) Limited – 100%

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SCHEDULE 2

SFC Licence

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SCHEDULE 3

2018 Audited Accounts

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SCHEDULE 4

Form of the Assignment

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IN WITNESS WHEREOF this Agreement has been executed by the Parties on the day and year first above written.

茲證明本協議由雙方於本協議所記載之簽訂日期正式簽署。

Vendor 賣方

SIGNED by 簽署人: Lai Yak Mui	) /s/ Lai Yak Mui
)
For and on behalf of 授權代表	)
Sinofortune Financial Holdings (BVI) Limited	)

in the presence of:
見證人

/s/ Eva Woo
Name: Eva Woo
見證人姓名

The Purchaser 買方

SIGNED by簽署人: Ronghua Liu, Director	) /s/ Ronghua Liu
)
For and on behalf of 授權代表	)
ATIF Limited	)

in the presence of:
見證人

/s/ Florence Ng
Name: Florence Ng
見證人姓名

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